EXHIBIT NO. 32.2

      Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

      Pursuant to 18 U.S.C. ss. 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Systems Management Solutions, Inc., a Nevada corporation (the "Company"), hereby certifies that:

      To my knowledge, the Quarterly Report on Form 10-QSB of SMS for the quarter ended June 30, 2006 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of SMS.

Dated: November 3, 2006


                                        By: /s/ Morris Kunofsky
                                            -----------------------------------
                                                Morris Kunofsky
                                                Chief Financial Officer